                                                                     Exhibit 2


                          INTERESTS IN SECURITIES OF
                              COMDIAL CORPORATION

          The beneficial ownership interests of PacifiCorp
Holdings, PFS, PCI, PacifiCorp and the directors and officers of each of them are described below:

                           PacifiCorp Holdings, Inc.
                           -------------------------

     Nature of              Number of           Percent of Total Number
     Ownership                Shares             of Outstanding Shares
     ---------              ---------           -----------------------

Sole Power to Vote                0                       0%
or Direct the Vote

Shared Power to             907,169                    11.2%*
Vote or Direct the
Vote

Sole Power to                     0                       0%
Dispose or to
Direct the
Disposition

Shared Power to             907,169                    11.2%*
Dispose or to
Direct the Disposal

     Total                  907,169                    11.2%*
     Beneficially
     Owned
_________________________

     * Calculated using a denominator equal to 8,085,529 (based on the number of shares of Common Stock outstanding at December 1, 1995).

                                  PacifiCorp
                                  ----------

          Because PacifiCorp controls PacifiCorp Holdings,
PacifiCorp may be deemed a beneficial owner of the Common Stock.

     Nature of              Number of           Percent of Total Number
     Ownership                Shares             of Outstanding Shares
     ---------              ---------           -----------------------

Sole Power to Vote                0                       0%
or Direct the Vote

Shared Power to             907,169                    11.2%*
Vote or Direct the
Vote

Sole Power to                     0                       0%
Dispose or to
Direct the
Disposition

Shared Power to             907,169                    11.2%*
Dispose or to
Direct the Disposal

     Total                  907,169                    11.2%*
     Beneficially
     Owned
_________________________

     * Calculated using a denominator equal to 8,085,529 (based on the number of shares of Common Stock outstanding at December 1, 1995).

                      PacifiCorp Financial Services, Inc.
                     ------------------------------------


     Nature of              Number of           Percent of Total Number
     Ownership                Shares             of Outstanding Shares
     ---------              ---------           -----------------------

Sole Power to Vote              0                       0%
or Direct the Vote

Shared Power to             907,169                  11.2%*
Vote or Direct the
Vote

Sole Power to                   0                       0%
Dispose or to
Direct the
Disposition

Shared Power to             907,169                  11.2%*
Dispose or to
Direct the Disposal

     Total                  907,169                  11.2%*
     Beneficially
     Owned
_________________________

     * Calculated using a denominator equal to 8,085,529 (based on the number of shares of Common Stock outstanding at December 1, 1995).

                            PacifiCorp Credit, Inc.
                            -----------------------


     Nature of              Number of           Percent of Total Number
     Ownership                Shares             of Outstanding Shares
     ---------              ---------           -----------------------

Sole Power to Vote              0                       0%
or Direct the Vote

Shared Power to             907,169                  11.2%*
Vote or Direct the
Vote

Sole Power to                   0                       0%
Dispose or to
Direct the
Disposition

Shared Power to             907,169                  11.2%*
Dispose or to
Direct the Disposal

     Total                  907,169                  11.2%*
     Beneficially
_______________________

     * Calculated using a denominator equal to 8,085,529 (based on the number of shares of Common Stock outstanding at December 1, 1995).

                             Michael C. Henderson
                             ---------------------


     Nature of              Number of           Percent of Total Number
     Ownership                Shares             of Outstanding Shares
     ---------              ---------           -----------------------
Sole Power to Vote            3,333*                      **
or Direct the Vote

Shared Power to                   0                       0%
Vote or Direct the
Vote

Sole Power to                 3,333*                      **
Dispose or to
Direct the
Disposition

Shared Power to                   0                       0%
Dispose or to
Direct the Disposal

     Total                    3,333*                      **
     Beneficially
     Owned
_________________________

     *  Shares issuable upon the exercise of stock options.

     ** Less than one percent. Calculated using a denominator equal to 8,085,529 (based on the number of shares of Common Stock outstanding at December 1, 1995).